UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K

                               CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 30, 1998


                              BAB Holdings, Inc.

               (Name of small business issuer in its charter)


          Illinois              0-27068              36-3857339

(State or other jurisdiction  (Commission          (IRS Employer
of incorporation)              File Number)         Identification No.)


8501 West Higgins Road, Suite 320, Chicago, Illinois  60631

(Address of principal executive offices)              (Zip Code)


Issuer's telephone number  (312) 380-6100



(Former name, former address and former fiscal year, if changed since last report.)



                          TABLE OF CONTENTS

                                                                       Page


Item 1. Changes in Control of Registrant................................1

Item 2. Acquisition or Disposition of Assets............................1

Item 3. Bankruptcy or Receivership......................................1

Item 4. Changes in Registrant's Certifying Accountant...................1

Item 5. Other Events....................................................2

Item 6. Resignation of Registrant's Directors...........................2

Item 7. Financial Statements and Exhibits...............................2

Item 8. Change in Fiscal Year...........................................2

SIGNATURE...............................................................2

INDEX TO EXHIBITS.......................................................3


Item 1.  Changes in Control of Registrant

          Not applicable.

Item 2. Acquisition or Disposition of Assets

          Not applicable.

Item 3.  Bankruptcy or Receivership

          Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant

        (a) Dismissal of Independent Accounting Firm.

           (i). Ernst & Young, L.L.P. (the "principal accountants"), the independent accounting firm which audited the financial statements of the registrant during fiscal year 1997 was dismissed by the Company on November 30, 1998.

          (ii). None of the principal accountants' reports on the financial statements of the registrant has contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

         (iii). This action was approved by the Audit Committee and the Board of Directorsof the registrant.

          (iv). During the preceding two years and any subsequent interim period preceding their dismissal, the registrant had no disagreements with the principal accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the principal accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

          (v).  None of the kinds of events listed in paragraph
                (a)(1)(iv)(B) Regulation S-B item 304
                occurred during the two most recent fiscal years and any subsequent interim periods.

       (b) Engagement of New Independent Accountants

          (i). On November 30, 1998, the registrant's audit committee and board of directors formally engaged Blackman, Kallick, Bartelstein, L.L.P. (the "new accounting firm") of 300
               S. Riverside Plaza, Suite 660, Chicago, Illinois 60606-6613 to audit the registrant's financial statements. The new accounting firm was not consulted on any manner described in Regulation S-B (a)(2) prior to appointment. The new accounting firm has reviewed and approved the content of the Report on Form 8-K and has declined the opportunity to file any clarifying statement with the commission.


Item 5.  Other Events

         None.

Item 6.  Resignation of Registrant's Directors

         Not applicable.

Item 7.  Financial Statements and Exhibits

         (c) Exhibit 16.1 Letter from Ernst & Young, L.L.P. re: termination of auditor relationship.

Item 8.  Change in Fiscal Year

         Not applicable.


SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                BAB HOLDINGS, INC.


Dated:  December 4, 1998                By:    s/ JOSEPH M. MERKIN
                                                Joseph M. Merkin,
                                                Chief Financial Officer
                                                (Principal accounting and
                                                 financial officer)







EXHIBIT 16.1

Securities and Exchange Commission
450 Fifth Street, N. W.
Washington, DC 20549



Gentlemen:

We have read Item 4 of Form 8-K dated November 30, 1998 of BAB Holdings, Inc. and are in agreement with the statements contained in paragraphs
(a)(i), (a)(ii), (a)(iv), and (a)(v) therein. We have no basis to agree or disagree with the other statements of the registrant contained therein.


                            /s/ Ernst & Young LLP



Chicago, Illinois
December 1, 1998